EXHIBIT 10.22

                               CONSENT TO SUBLEASE


               This Consent (the "Consent") to Sublease is entered into this 30th day of August, 2001 by and between Condiotti Enterprises, a California Corporation ("Lessor"), Gateway Financial Corporation, a California Corporation (Lessee/ "Sublessor"), and BioMarin Pharmaceutical Inc., a Delaware Corporation ("Sublessee"). Lessor, Sublessor, and Sublessee will be referred to collectively as the "Parties" with reference to the following facts:

                                    RECITALS

               Sublessor is the Lessee under a Lease dated February 14, 1996, and subsequent Addenda and/or Amendments, (the "Master Lease") more particularly described in the Sublease. Sublessor is subleasing to Sublessee a portion of the Premises described in the Master Lease known as 79 Digital Drive, Novato California, which consists of approximately 25,658 square feet of office/warehouse space (see Exhibit "B" to Sublease Agreement). Sublessor and Sublessee wish to obtain the written consent of Lessor to the Sublease.

                                     CONSENT

1. Consent. Subject to and specifically conditioned upon the terms and conditions set forth herein, Lessor hereby grants his consent to the Sublease.

2. No Release. This Consent does not release the Lessee or any person or entity claiming by, through or under Lessee, from any covenants, agreements, liabilities, and duties under the Lease, as it may be amended from time to time, without respect to any provision to the contrary in the Sublease.

3. Provisions of Lease and Sublease. This Consent does not constitute approval by Lessor of any of the terms, covenants, conditions or provisions of the Sublease. This Consent shall not be construed to amend the Lease in any respect. Notwithstanding any language to the contrary in the Sublease, the Parties acknowledge and agree that Sublessee is not an intended beneficiary of the Master Lease or Sublease. The Parties further acknowledge and agree that Sublessee cannot enforce, as against Lessor, any terms, covenant, or conditions, of the Master Lease or Sublease.

4. Sublessor's Continuing Liability. Sublessor shall be liable to Lessor for any default under the Lease, whether such default is caused by Sublessor or Sublessee or anyone claiming rights under the Sublease, by or through Lessee or Sublessee. The foregoing shall not be deemed to restrict or diminish any right which Lessor may have against Sublessee for violation of the Lease.


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                                        2


5. Acceptance by Sublessor and Sublessee. Sublessor and Sublessee acknowledge and agree that Lessor has agreed to execute this Consent based upon Sublessor's and Sublease's acknowledgment and acceptance of its terms and conditions.

6. Reservation of Rights. This consent is limited solely to this Sublease. Lessor reserves the right to consent or to withhold consent and all other rights under the Lease with respect to any further or additional subleases, assignments or transfers of the Lease, including a sublease or any assignment of the Sublease. Notwithstanding anything herein to the contrary, any consent and all other rights under the Master Lease shall not be unreasonably withheld by Lessor.

7. Sublessor and Sublessee. By executing this Consent, Sublessor and Sublessee acknowledge and agree to be bound by all the terms and condition set forth herein.

8. Sublessee shall not have the right to exercise any of the options to renew or extend the Master Lease.

     SUBLESSOR:                              SUBLESSEE:  BIOMARIN
     GATEWAY FINANCIAL CORPORATION           PHARMACEUTICAL, INC.


     By:       /s/ Edward J. Coyne            By:    /s/ R.W. Anderson
               ----------------------------          ---------------------------

     Title:    President                      Title:  V.P. Fin. and Admin.
               ----------------------------           --------------------------

     Date:     August 30, 2001                Date:   August 31, 2001
               ----------------------------           --------------------------


     LESSOR:
     CONDIOTTI ENTERPRISES, INC.


     By:       /s/ illegible
               ---------------------------------

     Title:    Vice President - CFO
               ---------------------------------

     Date:     09/10/01
               ---------------------------------

                              AGREEMENT OF SUBLEASE


1.  PARTIES

This Sublease, dated July 27, 2001, is entered into by Gateway Financial Corporation, a California Corporation, Inc. ("Sublessor"), and BioMarin Pharmaceutical Inc., a Delaware Corporation ("Sublessee"), is subject to that certain Standard Industrial Lease Agreement dated February 14, 1996, and addenda and amendments (collectively, the "Master Lease") thereto between Condiotti Enterprises, Inc., a California Corporation ("Lessor"), hereinafter the "Master Lessor" and WorkRite Ergonomic Accessories, a California corporation ("Lessee"). A copy of the Master Lease is attached hereto as Exhibit "A-1".


2.  PROVISIONS CONSTITUTING SUBLEASE

Except to the extent that this Sublease clearly indicates otherwise, all terms and conditions of the Master Lease, are incorporated into and made a part of this Sublease as if Sublessor were the Lessor thereunder and Sublessee were the Lessee thereunder, and as if the Sublease Premises were the Premises thereunder, except for the following terms and conditions which are excluded from this
Sublease: In the body of the Master Lease, Articles: 1, 2, 4, 5, 34, 37, 39, Exhibit "A", Exhibit "B", Amendment to Lease dated March 21, 1996, the Addendum to Lease dated February 5, 1997, the Addendum to Lease dated June 4, 1997, the Addendum to Lease dated October 7, 1997, Amendment #4 (excluding Articles 2, 3, 4, 5 and 6 only) dated March 17, 1998, and Contingency Release dated April 22, 1998. Subject to the foregoing exceptions, Sublessee hereby assumes and agrees to perform the Lessee's obligations under the Master Lease during the term of the Sublease to the extent that such obligations are applicable to the Premises as defined in Section 5 herein. Without limiting the foregoing, Sublessee shall name Sublessor, and Master Lessor as additional insureds under the insurance policies required to be carried by Sublessee pursuant to the incorporation of the insurance paragraphs of the Master Lease (Article 12). If the Master Lease terminates as a result of a default or breach by Sublessee under this Sublease, and/or the Master Lease, Sublessee shall be liable to the Sublessor for the damage suffered as a result of such termination.


3. PRESERVATION OF MASTER LEASE



Sublessor agrees not to terminate or modify the Master Lease without the Sublessee's written consent, which shall not be unreasonably withheld or delayed. Sublessee and Sublessor shall each refrain from any acts or omission that would result in the failure or breach of any covenants, provisions or conditions of the Master Lease on the part of the Lessee under the Master Lease.


4. MASTER LESSOR'S CONSENT REQUIRED

Sublessee acknowledges that, pursuant to the provisions of the Master Lease, Sublessor is required to obtain Master Lessor's written consent to this Sublease, and accordingly, the obligations of the Sublessor and Sublessee under this Sublease are expressly subject to Sublessor obtaining such consent.


5. PREMISES

Sublessor hereby subleases to Sublessee the Premises commonly described as 79 Digital Drive, an office/warehouse building, located in Novato, California, consisting of approximately 25,658 square feet (see Exhibit "B"). Neither Sublessor nor Sublessee shall rely on the square footage calculation as provided herein, and each party shall have the right to independently verify the square footage. The taking of possession or use of the Premises by Subleases for any purpose shall conclusively establish that Sublessee has inspected the Premises and accepts them as being in good condition and repair, subject to Section 11 herein. Subleases acknowledges that Sublessor and Meridian

Commercial, Inc., the broker involved in this Sublease transaction, have not made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Sublessee's business, or for any other purpose.


6. WARRANTY BY SUBLESSOR

Sublessor warrants and represents to Sublessee that (i) the Master Lease attached as Exhibit "A-1" is a true and complete copy of the Master Lease, that Master Lease is in full force and effect, and that the Master Lease has not been amended or modified except as represented herein; (ii) Sublessor has neither given nor received a notice of any claim of default or breach of any of the provisions of the Master Lease; and (iii) Sublessor shall continue to perform its obligations under the Master Lease throughout the Term of this Sublease.


7. BASE RENTAL/RENTAL SCHEDULE

Unless otherwise indicated herein, Sublessee shall pay to Sublessor as rent for the Premises in advance not later than the first (1st) day of each calendar month of the term of the Sublease without deduction, offset, prior notice or demand, to Gateway Financial Corporation, 767 Lincoln Avenue, Suite #4, San Rafael, CA 94901, or at such other place as Sublessor may designate in writing, in lawful money of the United States as follows: Sublessee shall pay the first month's rent of $32,000.00 to Sublessor within one (1) business day following full Sublease execution.

The monthly rent payable by Sublessee throughout the Sublease term shall be:

     November  1,  2001 to  October  31,  2002:  $32,000.00  per month
     November  1,  2002 to  October  31,  2003:  $32,960.00  per month
     November  1,  2003 to  October  31,  2004:  $33,948.00  per month
     November  1,  2004 to  October  31,  2005:  $34,967.00  per month
     November  1,  2005 to  July     31,  2006:  $36,016.00  per month

For purposes of this Sublease "Sublessee's Share" shall mean 50% and the "Base Year" shall


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                                        4


mean and refer to 1996, per the terms of the Master Lease.


8.  SECURITY DEPOSIT

The amount of the Security Deposit provided in Article 3 of the Master Lease is revised in this Sublease to be $96,000.00. This Security Deposit shall be paid to the Sublessor as follows: $32,000.00 within one (1) business day following full Sublease execution and $64,000.00 not later then October 1, 2001 which shall serve as a non-interest bearing security for Sublessee's performance under this Sublease.

9. TERM/POSSESSION


This Sublease shall commence November 1, 2001 (the "Sublease Commencement Date") and shall terminate on July 31, 2006, or upon the expiration or earlier termination of the Master Lease. Promptly after delivery of possession of the Premises to Sublessee, Sublessor shall provide Sublessee with a written memorandum affirming the Commencement Date. As of the Sublease Commencement Date Sublessee accepts the Premises in its "as-is" condition and repair, except as indicated in Section 11 (Condition of Premises) and Section 12 (Tenant Improvements) herein. In the event Sublessor cannot deliver the Premises to Subleases on or before February 1, 2002, including the failure of Sublessor to obtain the Master Lessor's consent to this Sublease, then Sublessee may, at Sublessee's option, by written notice to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event neither party shall have any further obligation to the other, and all deposit monies shall be returned to Sublessee without offset or deduct.


10. USE

The Premises shall be used and occupied by the Sublessee as follows: Warehouse for cGMP (current Good Manufacturing Practices, a FDA Standard) materials, quality control test laboratories for cGMP materials, cold storage of research materials (primarily proteins), central


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                                        5


storage of research and development materials, storage of administrative records, administrative offices and spaces for the functions outlined herein, wet and dry laboratories for various purposes, and other office storage functions and for no other purpose (unless Sublessee receives Sublessor's and Master Lessor's approval per the terms and conditions of the Master Lease).


11. CONDITION OF PREMISES

Sublessor, at Sublessor's sole cost and expense, shall deliver the Premises with the following as of the Sublease Commencement date: (1) the roof shall be in good condition and repair, and leak free; (2) all HVAC units for the Premises shall be in good operating condition and repair, and fully serviced per manufacturers specifications; (3) the existing restrooms shall meet current applicable governmental requirements; including without limitation those under the Americans with Disabilities Act; otherwise Sublessor shall be responsible for the costs to upgrade the restrooms to meet the requirements; (4) and Sublessor shall paint the interior of the warehouse on both the first and second floors. Sublessor will install an elevator to access the second floor if required by any federal, state or local government agency for Sublessee's occupancy of the Premises, though not in the event that Sublessee's occupancy in the Premises is considered by the applicable government agency to be a change in use over the previous use, thus triggering the requirement for the elevator. Sublessor will use its best efforts to have the Master Lessor paint the exterior of the Premises within two (2) years of the Sublease Commencement Date.


12. TENANT IMPROVEMENTS

Sublessor shall provide Sublessee with an allowance in the amount of $31,188.00 (the "Tenant Improvement Allowance") for improvements to the Premises. Said Tenant Improvement Allowance shall be paid by Sublessor to Sublessee upon receipt of invoices for completed work and lien releases in a form subject to Sublessor's reasonable approval. Subject to Article 7 (Alterations: Liens) of the Master Lease, Sublessor shall have the right to reasonably approve Sublessee's tenant improvement plans and specifications prior to the commencement of the construction of the tenant improvements. Sublessee shall contract for the construction of the tenant improvements with a bondable and licensed contractor of Sublessee's choice subject to the Sublessor's reasonable approval. Subject to Master Lessor's approval, Subleases shall have the right to install an emergency back-up power generator adjacent to the Premises. Sublessee shall provide plans and specifications for the generator to Sublessor for Sublessor's reasonable approval. Sublessee shall be responsible for obtaining all governmental approvals associated with the installation of the generator.


13. MASTER LEASE NOTICES

Sublessor and Sublessee each agree to promptly deliver to the other copies of any and all notices of default, notices or other correspondence that it sends to or receives from Master Lessor relating to the Premises or this Sublease and further agrees, notwithstanding Section 15 of this Sublease to the contrary, to so deliver same in the manner most appropriate to insure that each party will be able to respond to any of such notices or other correspondence from the Master Lessor within any time period set forth the in the Master Lease.


14.  DEFAULT UNDER MASTER LEASE

In the event that Sublessor defaults under its obligations to be performed under the Master Lease, Sublessee shall have the right to, but not obligation, to cure any monetary default of Sublessor on behalf of Sublessor described in any notice of default within ten (10) days after delivery of such default notice to Sublessee. If Sublessee cures such default on behalf on Sublessor, Sublessor shall reimburse Sublessee for such amounts with ten (10) day after Sublessee's notice to and demand therefor from Sublessor together with any late charge specified in the Master Lease.



15. NOTICES

All notices or demands, which may or are required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands between Sublessor and Sublessee shall be hand delivered or sent by United States mail, certified with return receipt requested, postage prepaid, addressed to the parties at the addresses designated below, or to such other places as may be designated from time to time by the parties pursuant to the provisions of this section.

     SUBLESSEE                               SUBLESSOR
     BioMarin Pharmaceutical, Inc.           Gateway Financial Corporation
     371 Bel Marin Keys Boulevard            767  Lincoln  Avenue,  Suite 4
     Novato, CA 94949                        San Rafael,  CA 94901
     Attention:  William  Anderson,  CFO     Attention: Edmund Coyne, President

     (415) 884-6700  fax (415)884-7889       (415) 453-0451   fax (415) 453-0465


16. BROKER PARTICIPATION

     The parties acknowledge that Meridian Commercial, Inc. is the only broker who negotiated this Sublease and agree that Sublessor shall be responsible for the payment of all brokerage commissions to said broker, and that Sublessee shall have no responsibility therefor. As part of the consideration for the granting of this Sublease, Sublessor and Sublessee represent and warrant to each other, that, to their knowledge, no other broker, agent or finder negotiated or was instrumental in negotiating or consummating this Sublease on behalf of Sublessor or Sublessee, and that Sublessor and Sublessee know of no other real estate broker, agent or finder who is or might be entitled to a commission or compensation in connection with this Sublease. Each party agrees to indemnify and hold harmless the other party from and against any damages resulting from any claims that may be asserted against the other party by any broker, finder or other person, with whom the indemnifying party has purportedly dealt.


17. SIGNAGE

     Subject to Article 22 (Signs) of the Master Lease, and subject to Sublessor's written approval, which shall not be unreasonably withheld, Sublessee, at its sole cost and expense and its option, shall have the right to install signage in accordance with the project master signage program.


18. PARKING

Sublessee, its employees, representatives, guests and invitees shall have the right to use the parking adjacent to the Premises on an unassigned and unreserved basis. Sublessor has confirmed that there are currently approximately 140 parking spaces in the immediate vicinity of the Premises and the building at 81 Digital Drive.


19. MISCELLANEOUS

     A. Defined Term. All capitalized terms used herein without definition shall have the meanings given them in the Master Lease.

     B. Amendment. No amendment, modification or alteration of terms hereof shall be binding unless the same shall be in writing, dated subsequent to tile date hereof and duly executed by the parties.

     C. Attorneys' Fees. In the event any litigation, arbitration, mediation or other proceeding ("Proceeding") is initiated by any party against any other party to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Sublease, the substantially prevailing party or parties in such proceeding shall be entitled to recover from the unsuccessful party or parties all costs, expenses and reasonable attorney's fees relating to or arising out of such Proceeding (whether or not the Proceeding results in judgement), including any post-judgement or post award Proceeding, including, without limitation, one to enforce any judgement or award resulting from any such Proceeding. Any such judgement or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses and reasonable attorneys' fees.

     D. Successors and Assigns. This Sublease shall be binding upon and inure to the benefit of parties hereto and their respective successors and assigns in accordance with the terns of this Sublease.

     E. Time is of the Essence. Time is of the essence in the performance by the Sublessee of its obligations hereunder.

     F. Entire Agreement. The terms and provisions of all schedules and exhibits described herein and attached hereto are hereby made a part hereof for all purposes. This Sublease constitutes the entire agreement of the parties with respect to the subject matter hereof, and all prior correspondence, memoranda, agreements or understandings (written or oral) with respect hereto are merged into and superseded by this Sublease.

     G. Severability. In any term or provision of this Sublease, or application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the reminder of this Sublease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Sublease shall be valid and shall be enforceable to the extent permitted by law.

     H. Additional Documents and Acts. Without further consideration, each party agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all the terms, provisions, and conditions of this Sublease and the transactions contemplated hereby.

     I. Counterpart. This Sublease may be executed in counterparts, each of which (when delivered) shall be the same agreement. Only one fully executed counterpart need be produced in order to prove this Sublease. The parties may execute this Agreement by executing signature pages and authorizing them to be attached to the body of this Agreement.

     J. Inconsistency. In the event of any inconsistency or conflict between the provisions of the Master Lease and the terms of this Sublease, the terms of this Sublease shall control.

          SUBLESSOR:   Gateway   Financial       SUBLESSEE:   BioMarin
          Corporation                            Pharmaceutical  Inc.
          By:     /s/  Edward J. Coyne         By:     /s/ R. W.  Anderson
                  ------------------------            --------------------------

          Title:  President                    Title:  V.P. Fin. and Admin.
                  ------------------------            --------------------------

          Date:   August 30, 2001              Date:  August 31, 2001
                  ------------------------            --------------------------

                                   EXHIBIT A-1

                            STANDARD INDUSTRIAL LEASE



     THIS LEASE, made this 14 day of February, 1996, between Condiotti Enterprises, Inc., a California corporation, with offices at 2880 Cleveland Avenue, Suite B, Santa Rosa, California 95406, as "Lessor," and WorkRite Ergonomic Accessories, a California corporation, with offices to be located at 77 Digital Drive, as "Lessee."


     For and in consideration of the rents, covenants and agreements hereinafter agreed by Lessee to be paid, kept and performed, Lessor leases unto Lessee and Lessee hires from Lessor the following described Premises, the "Premises" together with appurtenances. situated in the building "Building" located at 77 Digital Drive in the City of Novato, County of Marin, State of California.


     The Premises are approximately 2,235 sq. ft. first floor office, 2,500 sq. ft. second floor office and 13,000 sq. ft. first floor warehouse (17,735 sq. ft. total) of the Building a indicated on Exhibit "B", attached hereto.


     The said Building is more particularly described in Exhibit "A" attached hereto and made a part hereof.


     Said hiring and letting is upon the following terms and conditions:


1.   TERM:  POSSESSION:


     a. The term of this Lease shall begin with the "Commencement Date", May 1, 1996, for the Premises, and the term shall continue until July 31, 2001. Lessee shall be tendered occupancy of the Premises as of the stipulated Commencement Date. In the event the improvements to the Premises pursuant to section 39 herein are completed prior to May 1, 1996, and a certificate of occupancy is issued, Lessee shall have the right to take possession of the Premises without advancing the lease Termination Date.


     b. Lessor shall keep Lessee informed of any changes in the date for occupancy.


     c. If Lessor shall not have tendered possession of the Premises to Lessee such that the occupancy date thereof would be more than sixty (60) days after the target date set forth in Paragraph A above, Lessee may at Lessee's option by notice in writing to Lessor cancel this Lease, in which event the parties shall be discharged from all obligation hereunder. In the event this Lease is cancelled by Lessee, due to Lessor's failure to diligently pursue the work on the Premises to be performed by it, Lessor shall be discharged from all obligations under the Lease and shall not be liable for any other costs or damages which Lessee may suffer except for return of all advance rental payments and security deposits made by Lessee.


2.   RENT:


     a. Starting with the Commencement Date, Lessee shall pay to Lessor Rent for the Premises in the amount of Thirteen Thousand One Hundred Thirty-Eight and 50/100 Dollars ($13,138.50) each month, the fixed minimal rental hereunder. The Fixed Minimal Monthly Rent shall be paid in advance on the first (1st) day of each month during the term hereof. Lessor acknowledges receipt of Thirteen Thousand One Hundred Thirty-Eight and 50/100 Dollars ($13,138.50) on the execution of this Lease, which shall be applied to the first month rent due hereunder.


     b. If the commencement date or the termination date does not fall on the first or last day of the month, or if Lessee with Lessor's consent occupies the Premises prior to the Commencement Date or terminates on a date other than the last day of a month, Lessee shall pay rent for such partial month prorated on the basis of a thirty (30) day month.


     c. The fixed minimal rental hereunder shall be increased during the term hereof as hereinafter provided, but in no event shall any adjustment to rent result in a reduction below the initial fixed minimal rent or any subsequently determined rent, whichever is higher. Rent shall be payable in lawful money of the United States to Lessor at the address hereinabove set forth or to such other persons or at such other places as Lessor may designate in writing.


     d. In consideration of Lessee executing this lease agreement, Lessee shall have the right to occupy the premises on a rent free basis for the second, third and fourth months of the lease term.


3.   SECURITY DEPOSIT:


     Lessee shall deposit with Lessor upon execution hereof the sum or Thirteen Thousand One Hundred Thirty-Eight and 50/100 Dollars ($13,138.50) as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default, or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not therefore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or at


                                                                Lessor:_Lessee:_

     Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the initial five (5) year term of this Lease in the event Lessee has not exercised its option to extend the term of this Lease, and after Lessee has vacated the Premises. In the event Lessee has not exercised its option to extend the term of this Lease, such security deposit shall be applied as a credit towards the security deposit owed by Lessee under the extended term of this Lease. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.


4.   USE:


     The Premises the hereby leased to Lessee upon the express condition that Lessee shall use said Premises for administrative offices, manufacturing and assembly of office furniture, sales, warehousing and related uses.


     Lessee agrees that the said Lessee's business shall be established and conducted through the term hereof in a first class manner; that Lessee will not use the demised Premises for, or carry on or permit upon said Premises any offensive, noisy or dangerous trade, business, manufacture or occupation or any nuisance, or anything against public policy, nor permit any auction sale to be held or conducted on or about said Premises; that Lessee shall not commit, or suffer to be committed, any waste upon the Premises; that Lessee will not do or suffer anything to be done upon said Premises which will cause structural injury to said Premises or the building of which same form a part; that said Premises will not be overloaded and that no machinery, apparatus or other appliance shall be used or operated in or upon the Premises which will in any manner injure, vibrate or shake said Premises or the building of which it is a part; that no use will be made of the Premises which will in any way impair the efficient operation of the sprinkler system (if any) within the building containing the Premises; that Lessee will not vacate or abandon said Premises during the term hereof unless pursuant to an assignment of this Lease or subletting of the Premises; Lessee further agrees not to use or permit the use of the Premises or any part thereof, for any immoral or other purpose prohibited by law or which will increase the existing rate of insurance (or if a newly constructed building, lien the initial rate of insurance) upon the building in which the Premises may be located, or cause a cancellation of any insurance policy covering said building or any part thereof. If any act on the part of Lessee or use of the Premises by Lessee shall cause, directly or indirectly, any increase of Lessor's insurance expense, said additional expense shall be paid by Lessee to Lessor upon demand. No such payment by Lessee shall limit Lessor in the exercise of any other rights or remedies, or constitute a waiver of Lessor's right to require Lessee to discontinue such act or use. No use shall be made or permitted to be made of the Premises or any part thereof, and no act done therein, which may disturb the quiet enjoyment of any other tenant in the building of which the Premises are a part. Lessee, at Lessee's sole cost and expense, agrees to do all things necessary to maintain the Premises, in a clean, neat and sanitary manner; and repair and maintain the interior of the Premises forming a part of the building in compliance and conformity with all laws and ordinances, municipal, state, federal and/or any other governmental board or authority, present or future, in anywise relating to the condition, use or occupancy of the Premises throughout the entire term of this lease and to the perfect exoneration from liability of Lessor, or if due to Lessee's specific use of the Premises any governmental authority requires alterations, Lessee shall make such alternations at its sole cost and expense, excluding structural changes not related to or affected Lessee's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such law, ordinance, requirement or order in the use of the Premises, shall be conclusive of that fact as between Lessor and Lessee.


5.   CONDITION OF PREMISES:


     Lessor shall deliver the Premises to Lessee clean and free of debris (broomswept floors, windows washed, HVAC grills cleaned, etc.) on the Commencement Date and warrants to Lessee that the interior plumbing, interior electrical, and interior sewage systems, the heating and air conditioning installation. the lighting (including replacement or burnt out light fixtures) and loading doors, if any, in the Premises shall be in good operating condition on the Commencement date. In the event a non-compliance with said warranty exists as of the Commencement Date, Lessor shall promptly, after receipt of written notice from Lessee setting forth the nature and extent of such non-compliance, rectify the same at Lessor's sole cost and expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within three (3) months after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.


6.   REPAIRS:


     a.   Repairs by Lessee:


          Lessee agrees at its own cost and expense to maintain, repair and keep the interior of the Premises forming a part of the building, and all appurtenances (including interior wiring, interior plumbing, interior sewage system, heating and air cooling installation, all glazing in or bordering the Premises and any store front), in good condition and repair during the term of this Lease, excepting capital replacement or improvement of building systems that have outlived their useful life in which event Lessor will be responsible. Lessor is responsible for foundations, and structural portions of the Premises and damage to such Premises by fire, earthquake, civil insurrection, and acts of God or the elements. In the event Lessee should fail to make the repairs required of Lessee forthwith upon notice by Lessor, Lessor, in addition to all other remedies available hereunder or by law, and without waiving any said alternative remedies, may make same and Lessee agrees to repay Lessor the cost thereof as part of the rental (payable as such) on the next day on which rent becomes due, and failure to pay same shall carry with it the same consequences as failure to pay any installment of rental. Lessee agrees during the full term of this Lease, at its own cost and expense, to make all repairs and replacements of whatever kind or nature, either to the interior or exterior of said Premises, rendered necessary by reason of any act or omission of Lessee or its agents, servants or employees. Upon lease termination, Lessee shall surrender unto Lessor the Premises in the same condition as received, ordinary wear and tear and damage by fire, earthquake, civil insurrection, acts or God or the elements alone excepted. Notwithstanding the foregoing, Lessor shall repair damages to the Premises caused by acts or omissions of Lessor or it's authorized representatives or agents or the Lessor's failure to perform its obligations under Paragraph b, herein below.


                                                                Lessor:_Lessee:_

     b.   Repairs by Lessor:


          Lessor agrees, after written notice of the necessity therefor, and should the same not be caused by the gross negligence or willful misconduct of Lessee, to initiate necessary repairs to the sprinkler system, foundations and other structural portions of the Premises forming a part of the building; the common areas, if any; and the roof, exterior walls, bearing walls, window frames, gutters and downspouts, subflooring parking area, landscaping and all wiring, plumbing and sewage system exterior to the Premises, within thirty
          (30) days of notification thereof, except in the event of any emergency Lessor will make repairs as soon as reasonably possible.


     c. If Lessor fails to perform its obligation as to any and all repairs and maintenance of the Premises within thirty (30) days notification of the necessity of the same, Lessee may perform Lessor's obligations and have the right to be reimbursed for the sum it actually expands in the permanence of Lessors obligations.


7.   ALTERNATIONS:  LIENS:


     Lessee agrees not to make any structural alterations of, changes in or additions to the Premises. Lessee agrees not to make any non-structural alterations of, changes in or additions to the Premises of a cost in excess of Five Thousand Dollars ($5,000) without the prior written consent of Lessor. Lessee agrees that should Lessor give written consent, all alterations, additions and improvements, including fixtures, made in, to or on the Premises, except unattached movable business fixtures, shall be the property of Lessor at termination of Lease and shall remain upon and be surrendered with the Premises. If Lessor shall require to have the Premises or any part or parts thereof restored to their condition when the Premises were delivered to Lessee then Lessor shall notify Lessee thereof together with Lessor's written consent to any alterations or changes to the Premises, and if Lessor shall so desire, Lessee shall so restore the Premises or such part or parts thereof by the end of the term of this Lease, entirely at Lessee's own cost and expense.


     Lessee agrees that if any such alterations, changes or additions are to be made, same shall not be commenced until two (2) days after receipt of written consent of Lessor required by this paragraph, in order that Lessor may post appropriate notice to avoid liability on account thereof. Lessee agrees to indemnify and save harmless Lessor from all liens, claims or demands arising out of any work performed, materials furnished, or obligations incurred by or for Lessee upon the Premises during said term, and agrees not to suffer any such lien or other lien to be created.


8.   UTILITIES:


     Lessee shall pay far all gas, heat, light, power, telephone, refuse service, and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a pro-rata proportion to be determined by Lessor of all charges jointly metered with other Premises.


9.   ENTRY AND INSPECTION:


     Lessee agrees that Lessor and his agents may enter upon the Premises at reasonable times and upon reasonable notice to inspect the same, to submit them to a prospective purchaser, lender, or lessee, or to make any changes or alterations or repairs which Lessor shall consider necessary for the protection, improvement or preservation thereof, or of the building in which the Premises are situated, or to make changes in the plumbing, wiring, meters or other equipment, fixtures or appurtenances of the building, or to post any notice provided for by law, or otherwise to protect any and all rights of Lessor; and Lessor shall have the right to erect and maintain all necessary or proper scaffolding or other structures for the making of such changes, alterations or repairs (provided the entrance to the Premises shall not be blocked thereby and that such work shall be completed with diligence and dispatch) and there shall be no liability against Lessor for damages thereby sustained by Lessee, nor shall Lessee be entitled to any abatement of rental by reason of the exercise by Lessor of any such rights herein reserved. Nothing herein contained shall be construed to obligate Lessor to make any changes, alterations or repairs. Lessee, further agrees that at any time after six (6) months prior to the termination of this Lease, Lessor may place thereon any usual or ordinary "To Let" or "To Lease" signs.


10.  ASSIGNMENT AND SUBLETTING:


     a. Lessor's Consent Required: Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.


     b. Lease Affiliate: Notwithstanding the provisions of paragraph "A" hereof, Lessee may assign this Lease or sublet the Premises or any portion thereof, without Lessors consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business first is being conducted on the Premises, provided in the case of an assignment that said assignee assumes, in full, are obligations of Lessee under this Lease.


     c. No Release of Lessee: Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder, unless Lessor specifically consents to Release of Liability. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee to the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Any subsequent assignment, sublease, amendment or modification of this lease with assignees or successors of lease, made without Lessee's written consent shall relieve Lessee from liability under this lease.


                                                                Lessor:_Lessee:_

     d. Attorney's Fees: In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting, or if Lessee shall request the consent of Lessor for any act Leasee proposes to do, so long that Lessee is not in default under any of the terms and conditions of the lease agreement, then Lessee shall pay Lessor's reasonable attorney's fees incurred in connection therewith, not to exceed $500.00 for each proposed assignment or sublet.


11.  HOLD HARMLESS:


     This Lease is made upon the express condition that Lessee agrees to keep, save and hold Lessor free from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any injury or damage to any person or persons, including without limitation, Lessee, its servants, agents and employees, or property of any kind whatsoever and to whomsoever belonging, including without limitation, Lessee's, its servants', agents', and employees', from any cause or causes whatsoever, including leakage, while in, upon or in any way connected with said demised Premises, of its appurtenances during the term of this Lease or any occupancy hereunder, Lessee hereby covenanting and agreeing to indemnify, protect and save Lessor harmless from all liability, loss costs and obligations on account of or arising out of any such injuries or losses, however incurring.


     Lessee, as a material part of the consideration to be rendered to Lessor, hereby waives all claims against Lessor for damages to goods, wares and merchandise in, upon of about the Premises and for injuries to Lessee, his agents or third persons in or about the Premises from any cause arising at any time including, without limiting the generality of the foregoing, damages arising from acts or omissions of other tenants of the building of which the Premises are a part.


     Notwithstanding the foregoing, in no event shall the Lessee be liable for damages or injury occasioned by the gross negligence or intentional acts or omissions of the Lessor or of Lessor's designated agents, servants or employees in which case the Lessor shall hold the Lessee harmless from all damages arising out of the same.


     A parties obligation under this paragraph shall be limited to the sum that exceeds the amount of insurance proceeds, if any received by the party being indemnified.


12.  INSURANCE:


     a.   Liability  Insurance:  Lessee shall, at Lessee's  expense,  obtain and keep in force  during  the term of this  Lease a  policy  of  Combined
          Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $2,000,000 per occurrence. The policy shall insure the risks assumed by Lessee of the indemnity provision of Paragraph 9 and 11. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.


     b. Property Insurance: Lessee shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to its fixtures, equipment, tenant improvements, inventory and other contents stored in the Premises in the amount of the full replacement value thereof, as the same may exist from time to time.


     c. Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this paragraph 12. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. If Lessee is the insuring party, Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand.


     d. Waiver of Subrogation: Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other and against the officers, employees, agents and representatives of the other for loss or damage arising out of or incident to the perils insured against under paragraph 12, which perils occur in, an or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invites. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.


     e. Fire and Extended Coverage Insurance: At all times from and after the date of commencement of this Lease, Lessor shall keep the building which constitutes a part of the Premises insured for the mutual benefit of Lessor and Lessee against (i) loss or damage by fire and such other risks as may be included in a standard form of extended coverage insurance from time to time available, in amounts sufficient to prevent Lessor or Lessee from becoming a co-insurer within the terms of the applicable policies and, in any event. In an amount not less than one hundred percent (100%) of the then full replacement value of the building, together with an addendum thereto providing for six (6) month's rental income coverage payable to Lessor, (ii) loss or damage from leakage of sprinkler systems now or hereafter installed in the building in such amount as Lessor shall reasonably establish, and
          (iii) loss or damage resulting from explosion of steam boiler, air conditioning equipment, pressure vessels or similar apparatus, now of hereafter installed in the building by Lessor, in such amount as Lessor shall reasonably establish.


                                                                Lessor_:Lessee:_

     f. Notice by Lessee: Lessee agrees to give prompt notice to Lessor with respect to all events occurring upon the Premises which may be the subject of claims on insurance policies, whether policies are being maintained by Lessor or by Lessee.


13.  PERSONAL PROPERTY TAXES:


     a. Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishing, equipment and all other personal property of Lessee contained in the Premises or elsewhere as it may affect the Premises. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.


     b. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement selling forth the taxes applicable to Lessee's property.


14.  DEFAULTS:  REMEDIES:


     a. Defaults: The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by
          Lessee:


          i. The vacating or abandonment of the Premises by Lessee or assignee or sublessee as applicable.


          ii. The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes, such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.


          iii The failure by Lessee to observe or perform any conditions or provisions of this Lease to be observed or performed by Lessees, other than described in paragraph (ii) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, that Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.


          iv. (a) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (b) Lessee becomes a "debtor" as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty [60] days); (c) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Leassee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (d) the attachment, execution or other judicial seizure of substantially all of Lessee' assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. Provided, however, in the event that any provision of this paragraph A (iv) is contrary to any applicable law, such provision shall be of no force or effect.


          v. The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any or them, was materially false.


          Remedies: In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, by written notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:


          i. Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises, expenses of re-letting including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; and the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided.


          ii. Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.


          iii. Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decision of the state wherein use Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.


                                                                Lessor:_Lessee:_

     c. Default by Lessor: Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage of deed of trust covering the Premises whose name and address shall have therefore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
          (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.


          In the event Lessor shall neglect or fail to perform or observe any of the covenants, provision or conditions contained in this Lease on its part to be performed or observed within thirty (30) days after written notice of default, or if more than thirty (30) days shall be required because of the nature of the default, if Lessor shall fail to proceed diligently to cure such default after written notice, then in that event, Lessor shall be responsible to Lessee for any and all damages sustained by Lessee as a result of Lessor's breach.


     d. Late Charges: Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph #2 or any other provision or this Lease to the contrary.


15.  ABANDONMENT:


     If Lessee should abandon, vacate or surrender the Premises or be dispossessed by process of law, in addition to all other remedies of Lessor, Lessor, at its option, may deem that any personal property belonging to Lessee left on the Premises is abandoned and/or Lessor may at once enter upon the Premises and remove therefrom any and all equipment, fixtures and merchandise therein and may sell said fixtures, equipment and merchandise at public or private sale at such price and upon such terms as Lessor may determine, without notice to or demand upon Lessee. Out of the proceeds of such sale, Lessor may reimburse itself for the expense of such taking, removal and sale and for any indebtedness of Lessee to Lessor and the surplus, if any, shall be accounted for to Lessee.


16.  DESTRUCTION:  RENEWAL:


     a. In the event of damage or destruction of the Premises or the building and other improvements in which the Premises are located during the term hereof, which Lessor is obligated to repair to substantially the same condition as the Premises or the building or other improvements in which the Premises are located were prior to the damage or destruction by the terms of this Lease, Lessor shall forthwith repair the same, provided such repairs can be made within sixty (60) days of the date of such damage or destruction under the laws and regulations of State, Federal, County of Municipal authorities, but such destruction shall in no way annul or void this Lease, except that Lessee shall be entitled to a proportionate reduction in minimal monthly rent to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the Premises. If such repairs cannot be made in sixty (60) days, Lessor may, at its option, make same within a reasonable time, in which event this Lease shall continue in full force and effect, and the monthly rental shall be proportionately abated as aforesaid in this paragraph provided. In the event that Lessor does not so elect to make such repairs which cannot be made within sixty (60) days, this Lease may be terminated at the option of either party. If repairs to the Premises or the building and other improvements in which the Premises are located cannot be made within ninety (90) days of the date of such damage or destruction, so long as Lessee, its agent or representatives are not the cause of such damage or destruction. Lessee shall have the right to terminate this lease. Lessor shall give written notice to Lessee within thirty (30) days of the occurrence of said damage or destruction requiring repair in the event such repairs cannot be made within said sixty (60) days or if repairs can and will be made within ninety (90) days of such damage and destruction.


     b. In respect to any damage or destruction which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provisions of Section 1932, Subdivision 2. and of Section 1933, Subdivision 4 of the Civil Code of the State of California are waived by Lessee. In the event that the building in which the Premises may be situated be damaged or destroyed to the extent of 33-1/3% or more of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the Premises be injured or not.


     c. Should the parties hereto be unable to agree in writing as to the time required for repair of any such damage or destruction to the Premises or the building and other improvements in which the Premises are located or as to the percentage of damage to the building of which the same are a part, within five (5) days after the happening of said occurrence, or to the extent, if any, of reduction of rental during the period of repair within fifteen (15)


                                                                Lessor:_Lessee:_
          days after the happening of said occurrence, each shall within five
          (5) days following written notice from either party to such effect, provided such party is not in default or this Lease at such time, select an arbitrator and notify in writing the other of the name and address of the arbitrator so selected. Within five (5) days thereafter the two so selected shall appoint a third arbitrator and notify in writing within said last mentioned time the Lesser and Lessee of the name and address of said appointee, or of their inability to agree upon said appointee, if such should be the fact. In the latter event, the selection of the third arbitrator shall be committed to the Presiding Judge of the Superior Court of the State of California, of the County in which the Premises are located, and such appointment shall be invoked by written request addressed to said Judge signed by Lessor or by Lessee, or their respective counsel, within five (5) days after receipt by the Lessor and Lessee of said notice of inability from said two arbitrators and Lessor and Lessee. When the three arbitrators have been selected in either of the ways above set forth, they shall forthwith convene and determine the issue or issues submitted unto them, and the written determination under the signatures of a majority of said arbitrators shall be final, binding and conclusive upon the parties hereto. Should either party refuse or fall to select an arbitrator within the time as above provided and notify the other party thereof, the arbitrator selected by such other party shall be the sole arbitrator and his decision shall have the same effect as if rendered by a majority of three arbitrators. Save as modified hereby, the provisions of Title IX of Part III of the Code or Civil Procedure of the State of California dealing with the subject or arbitration shall apply. The costs or any arbitration shall be borne equally by the parties except in the instance of refusal of a party to abide thereby, in which event, and should the award be confirmed by judicial order in conformity with the said provisions of said Title, all costs, including those incurred in the court proceeding, shall be assessed against and borne by the disaffirming party.


     d. Notwithstanding anything herein to the contrary, if, at any time during the term hereof, any governmental agency having jurisdiction over the Premises or the building of which the Premises are a part shall require the making of any repairs, improvements or alterations to said building or Premises, and Lessor determines to demolish said building or Premises rather than to make said repairs, improvements or alterations, or allow same to be made, Lessor, upon at least ninety
          (90) days written notice to Lessee shall have the right to terminate this Lease. Upon the date specified in such notice, this Lease shall terminate and Lessor shall have no further liability to Lessee except that: (i) Lessor shall refund to Lessee any unearned rentals and shall return any security deposit, and (ii) in the event Lessor had therefore given written consent to any leasehold improvements upon the Premises made by Lessee and had agrees, in writing, as to the cost thereof to Lessee. Lessor shall pay to Lessee upon such termination that percentage or such cost to Lessee as the number of full calendar months remaining in the original term of this Lease bears to the total number of calendar months in said original term.


17.  COSTS OF SUIT:


     Lessee agrees that if Lessor is involuntarily made a party defendant to any litigation concerning this Lease or the Premises by reason of any act or omission of Lessee and not because of any act or emission of Lessor, then Lessee shall hold harmless the Lessor from all liability by reason thereof, including reasonable attorneys' fees incurred by Lessor in such litigation and all taxable court costs. If legal action shall be brought by either of the parties hereto for the unlawful detainer of the Premises, for the recovery or any rent due under the provisions of this Lease, or because of the breach of any term, covenant, or provision hereof, the party prevailing in said action (Lessor or Lessee as the case may be) shall be entitled to recover from the parry not prevailing costs of suit and a reasonable attorney's fee which shall be fixed by the Judge of the Court.


18.  HOLDING OVER:


     Should Lessee hold over the term hereby created with or without the consent or Lessor, Lessee shall became a tenant from month to month at 125% of the minimal monthly rental paid in the final month of the lease term, and otherwise upon the covenants and conditions in this Lease contained, and shall continue to be such tenant until thirty (30) days after either party hereto serves upon the other written notice of intention to terminate such monthly tenancy. Should such termination occur on any day other than the last day of any rental month, any unearned prepaid rental shall, immediately following surrender of the Premises by Lessee, be refunded unto him.


19.  SALE OF PREMISES:


     In the event of a sale or conveyance by Lessor of the Premises, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor. If any security be given by Lessee to secure faithful performance of Lessee's covenants in this Lease or any rent shall have been prepaid, Lessor shall transfer the same, as such, to the purchaser of the reversion and thereupon Lessor shall be discharged from any further liability in reference thereto.


20.  CONDEMNATION:


     If any part of the Premises or the building in which the Premises are located (even though no part of the Premiums be taken) be condemned for a public or quasi-public use by right of eminent domain, with or without litigation, or transferred by agreement in connection with such public or quasi-public use, this Lease, as to the part so taken, shall terminate as of the date title shall vest in the condemnor, and the rent payable hereunder shall be adjusted so that Lessee shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after condemnation bears to the value of the entire Premises at the date of condemnation; but in either such event Lessor shall have the option to terminate this Lease as of the date when title to the part so condemned vests in the condemnor.


                                                                 Lessor:_Lessee_

     Lessee shall have the right to this lease if: (1) any part of the Premises is taken if such taking renders the remaining portion of such Premises substantially unsuitable for Lessee's continued use therein, and (2) if the building in which the Premises are located, whether or not any part of the Premises are taken, or if the parking areas adjacent to the building or other improvements in which the Premises are located, are taken in which taking renders the Premises substantially unsuitable for Lessee's continued use.

     If either Lessor or Lessee elects to terminate this lease under this section 20, such Lesser or Lessee must exercise said right to terminate by giving written thirty (30) day notice to the other of such exercise and the date of termination within ten (10) days after the nature and extent of the taking have been finally determined.

     All compensation for loss of use of premises, not loss of business or other incidental compensation awarded upon such condemnation or taking shall belong and be paid to Lessor and Lessee shall have no claim thereto, and Lessee hereby irrevocably assigns and transfers to Lessor any right to compensation or damages for loss of use of the Premises to which Lessee of Lessor may become entitled during the term hereof by reason of the condemnation of all or part of the Premises.

     Lessor and Lessee waives the provisions of the Code of Civil Procedure section 1265.130 allowing either party to petition the superior court to terminate this Lease in the event of a partial taking of the Premises.


21.  SUBORDINATION:


     a. Within thirty (30) days after the date of execution of this Lease, but in no event later than the lease commencement date, Lessor shall deliver to Lessee a commercially reasonable non-disturbance agreement in form and substance reasonably acceptable to Lessee executed by any ground lessor or lender holding a lien in the Premises.


          With respect to security devices entered into by the Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in breach of any of the terms and conditions of this Lease and attorns to the owner of record the Premises hereof.


     b. This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage deed of trust, or ground lease, whether this Lease is dated prior to or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.


     c. Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee and Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this Paragraph 21C.


22.  SIGNS:


     Lessee agrees not to inscribe, paint or affix any signs, advertisements, placards or awnings on the exterior or roof of the Premises or upon the entrance doors, windows, or the sidewalk on or adjacent to the Premises without the written consent of Lessor first obtained. Any signs so placed on the Premises shall be so placed upon the understanding and agreement that Lessee will remove same at the termination of the tenancy herein created and repair any damage or injury to the Premises caused thereby, and if not so removed by Lessee, then Lessor may have same so removed at Lessee's expense. Lessee shall not be allowed to use the name of the building, or words to such effect in connection with any business carried on in the Premises (except as the address of the Lessee) without the written consent of Lessor. Lessor reserves the right to change the name and title of the building at any time during the term of said Lease. Lessee hereby expressly agrees to such change at the option of Lessor and waives any and all damage occasioned thereby.


23.  SURRENDER OF LEASE


     No act or conduct of Lessor, whether consisting of the acceptance of the keys to the Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Lessee prior to the expiration of the term hereof, and such acceptance by Lessor of surrender by Lessee shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender by Lessor. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Lessor, terminate all or any existing subleases of subtenancies, or concessions, or may at the option of Lessor operate as an assignment to him of any or all such subleases or subtenancies or concessions.


                                                                Lessor:_Lessee:_

24.  NOTICES:


     It is agreed between the parties hereto that any notice required hereunder or by law to be served upon either of the parties shall be in writing and shall be delivered personally upon the other or sent by registered or certified mail, postage prepaid, addressed m the above address or to slide other address as may be from drain to time furnished in writing by Lessor to Lessee or by Lessee to Lessor, each of the parties hereto waiving personal or any other service than as in this paragraph provided for. Notice by registered or certified mail shall be deemed to be communicated the second business day from the time of mailing.


25.  CUMULATIVE REMEDIES; NON WAIVER:


     The receipt by Lessor of any rent or payment wide or without knowledge of the breach of any covenant hereof shall not be deemed a waiver of any such breach and no waiver by Lessor of any sum due hereunder or any provision hereof shall be deemed to leave been made unless expressed in writing and signed by Lessor. No delay or omission in the exercise of any right or remedy deeming to Lessor upon any breech by Lessee under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or hereafter occurring. The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained. All rights, powers, options or remedies afforded to Lessor either hereunder or by law shall be cumulative and not alternative and the exercise of one right, power, option or remedy shall not bar other rights, powers, options or remedies allowed hereto or by law.


26.  ADDITIONAL RENT:


     Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.


27.  INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS:


     This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the Lessor nor any employees or agents of any of said person has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this lease.


28.  MULTIPLE TENANT BUILDING:


     In the event that the Premises are a part or a larger building or group of buildings, then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of the vehicles and the preservation or good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.


29.  SECURITY MEASURES:


     Lessee hereby acknowledges that the rental payable to Lessor hereunder does not included the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invites the Premises and any property on the Premises from acts of third parties.


30.  EASEMENTS:


     Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.


31.  PERFORMANCE UNDER PROTEST:


     If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.


                                                                Lessor:_Lessee:_

32.  AUTHORITY:


     If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust, or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.


33.  CONFLICT:


     Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.


34.  OPTION TO EXTEND:


     If the Lessee has fully and faithfully kept and performed all of the terms, covenants and conditions of this Lease on the part of the Lessee to be kept and performed, including the full and prompt payments of all rental herein reserved, then Lessee shall have the right, at its option, to renew and extend this Lease for one (1) additional term of five (5) years, to begin at the expiration of the primary term hereof, upon and subject to all the terms and conditions set forth in this lease provided Lessee gives written notice to Lessor of intent to exercise said option at least six (6) months prior to the date of expiration of the term of this Lease. In the event that the Lessee exercises the option hereinabove described, the fixed minimal monthly rental to be charged shall be adjusted in accordance with section 37 herein.


35.  MISCELLANEOUS:


     a. It is agreed by and between the parties hereto that all agreements herein contained upon the part of Lessee, whether technically covenants or conditions, shall be deemed conditions for the purpose hereof, conferring upon lessor, in the event of breach of any of said agreements, the right to terminate this Lease.


     b. Lessee agrees, at any time and from time to time within ten (10) days of written request from Lessor, to execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), and the dates to which the rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser, mortgagee or assignee of any mortgages of the Premises.


     c. Lessee and Lessee's Guarantor, if any, agree to deliver to Lessor, within thirty (30) days from written request therefore (but not more frequently than once each calendar year), a balance sheet prepared and certified by a Public Accountant or Certified Public Accountant showing the true and accurate net worth of Lessee and said Guarantor, if any, as of the close of Lessee's and the Guarantor's last accounting period.


     d. In case there is more than one Lessee, the obligation of Lessee executing this Lease shall be joint and several. The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. The covenants and agreements contained herein shall be binding upon and be enforceable by the parties hereto and their respective heirs, executors, administrators, successors and assigns, subject to the restrictions herein imposed on assignment by Lessee.


     e. Time is of the essence of this Lease and of each and every covenant, condition and provision herein contained.


     f. The paragraph headings of this Lease are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope or intent of this agreement or any provision thereof or in any way affect this agreement.


     g. Consent: Wherever in this Lease the consent of one party is required to an act of the other party, such content shall not be unreasonably withheld.


     h. Guarantor: In the event that there is a Guarantor of this Lease, said Guarantor shall have the same obligations as Lessee under this Lease.


     i. If any term of or provision of the lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of the Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law; it is the intention of the Lessor and Lessee hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning that renders it valid.


     j.   This lease shall be governed by the laws of the State of California.


     k. The masculine, feminine, of neuter gender and the singular or plural number shall each include the other whenever the context indicates.


                                                                Lessor:_Lessee:_

     l. This lease is subject to Lessee satisfying itself that it will be able to obtain such permits and licenses as required by governmental agencies for Lessee's use and occupancy of the Premises pursuant to section 4 within fourteen (14) day, of lease execution.


     m. Lessee's leasing of an additional 5,200 square feet of warehouse space pursuant to Exhibit "B" is subject to Lessee's subleasing or termination or that certain lease agreement on warehouse space, Lessee is currently leasing at 5715 Redwood Drive, Rohnert Park, California within thirty (30) days of lease execution.


36.  BROKERS:


     Meridian Commercial, Inc., represents the Lessor and the Lessee, and Lessor and Lessee consent hereto.


37.  COST OF LIVING ADJUSTMENT:


     Pursuant to section 2 herein, on each of every anniversary following commencement of this Lease, the fixed minimal rental provided for by this Lease shall be adjusted for the ensuing twelve (12) months by the proportion that the Producer Price Index (base year 1967 = 100) for the United States of the U.S. Department of Labor, Bureau of Labor Statistics, then most recently published, bears to the Producer Price Index for the month of May 1996. The annual adjustment shall be no more than five (5%) percent greater than the rent for the previous year. In no event shall any adjustment to the fixed minimal rental result in its reduction below the base minimal rent herein provided. Lessor shall make all such adjustments and shall notify Lessee of any changes to the fixed minimum rental provided herein. Lessor shall also provide Lessee with the backup data pertinent to such changes.


     In case the U.S. Department of Labor shall discontinue the computation and publication of said Producer Price Index or the publication thereof should be delayed so as to prevent its use hereunder at the times required, there shall be substituted therefor by Lessor such other other index or method of ascertaining changes in the price levels as, in the opinion of the Lessor, most closely resembles the Producer Price Index and method of arriving at the index figure by said Bureau.


38.  INCREASES IN OPERATING EXPENSES:


     a. Lessee shall pay to Lessor during the term hereof, in addition to the fixed minimal monthly rent pursuant to sections 2 and 37 of this Lease, Lessee's Share, as hereinafter defined, of the Increases in the Operating Expenses over the Base Year as hereinafter defined.


          i. "Lessee's Share" is defined, for the purpose of this Lease, is 80.85%.


          ii.  Base Year: The calendar year the which this Lease term commence.


          iii. Comparison Year: Each calendar year of the term after the Base Year, including the option to extend.


          iv. "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for:


               (1) The operation, repair and maintenance, in neat, clean, good order arid condition of the following:
                    (a)  The  Common  Areas,  including,  but  not  limited  to, parking areas, loading and unloading areas, trash
                         areas, roadways, sidewalks, walkways, parkways,
                         driveways, landscaped areas, striping, bumpers,
                         irrigation systems, Common Area lighting facilities,
                         and fences and gates, common entrances, common
                         stairwells, common restrooms and common access ways.
                    (b)  Lessor's direct cost in providing landscaping service
                    (c)  Five (5)  percent  of the total  cost of the  Operating
                         Expenses as a fee for its  general  and  administrative
                         expenses
                    (d)  Trash disposal services
                    (e)  Fire detection systems, including sprinkler maintenance and repair;
                    (f)  Security  services
                    (g)  Any other service to be provided by Lessor that is
                         elsewhere in this Lease stated to be an Operating
                         Expense.
                    (h)  Notwithstanding the foregoing Operating Expenses shall not include capital replacements or improvements of or
                         to the items set out in this subparagraph (1).
               (2)  The  cost  of  premiums  for  the   liability  and  property
                    insurance policies to be maintained by Lessor;
               (3) The amount of the real property tax to be paid by Lessor, excluding only any penalties for late payment;
               (4) The cost of water, gas and electricity to service the Common Areas.


          v. If the Operating Expenses paid or incurred by the Lessor for the Comparison Year are in excess of the Operating Expenses paid or incurred for the Base Year, then the Lessee shall pay 80.85% of the increase. This percentage is that portion of the total rentable area of the Building occupied by the Lessee hereunder.


                                                                Lessor:_Lessee:_

          vi. The inclusion of the improvements, facilities and services set forth herein the definition of the Operating Expense shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Building already has the same, Lessor already provides the services or Lessor has agreed elsewhere in this Lease to provide the same or some of them.


          vii. Lessee's Pro-rata Share of the increases in Operating Expenses shall be payable by Lessee within ten (10) days after a reasonable detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of increases in Opening Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, anytime after the first year of the Lease term aforesaid. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Pro-rata Share of the increases and actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense increases next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated an said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.


39.  TENANT IMPROVEMENTS:


     As a material put of this Lease, Lessor has agreed to make tenant improvements to the premises, up to Sixty Thousand Dollars ($60,000), herein after the "Allowance," per the approved specifications and plans to be attached as Exhibit "C". Lessor's cost of building the improvements per Exhibit "C" to be attached unless modified by Lessee, shall not exceed $60.000.00 including architectural fees, building permits, and new locks on exterior doors.


     Additionally, in consideration of Lessee leasing an additional 5,200 square feet of warehouse space, as defined in Exhibit "B" attached hereto, and subject to section 35.1 herein, Lessor agrees to provide Lessee an additional allowance of Twenty-Six Thousand Dollars ($26,000.00), herein after the "Additional Allowance", for improvements to the warehouse space pursuant to Exhibit "C" to be attached.


     IN WITNESS WHEREOF, the parties hereto lave subscribed their names, and if corporations, executed this Lease by officers thereunto duly authorized by resolution of said corporations, in duplicate the day and year first hereinabove written.


LESSOR: Condiotti Enterprises, Inc.,    LESSEE: Work Rite Ergonomic Accessories,
        A California Corporation        Inc., A California Corporation

By:     /s/ Solomon S. Condiotti         By:    /s/ Raymond L. Henrickson
       -----------------------------           ---------------------------------
Its:   Property Mgr.                     Its:   President
       -----------------------------           ---------------------------------
Date:  2/15/96                           Date:  2-14-96
       -----------------------------           ---------------------------------


                                                                Lessor:_Lessee:_

PROPERTY:      77 Digital Drive, Novato, CA,
               -------------------------------------



HAZARDOUS MATERIALS WARNING: Current and future federal, state, and local laws and regulations may require the clean-up of such toxic, hazardous, or undesirable materials at the expense of those persons who in the past, present, or future have had any interest in the Property Including, but not limited to, current, past, present, and future owners and users of the Property. Lessor and Lessee are advised to consult with independent legal counsel of their choice or other experts, to determine their potential liability.

AMERICANS WITH DISABILITIES ACT: On July 26, 1991, the federal legislation known as the Americans with Disabilities Act (ADA) was signed Into law. The purpose of the ADA is to integrate persons with disabilities into the economic and social mainstream of American life. Title III of the ADA applies to landlords and tenants of "places of public accommodation" and "commercial facilities," and requires that places of public accommodation undertake "readily achievable" removal of communication and access barriers to the disabled. This requirement of Title III of the ADA is effective January 26, 1992. Lessor and Lessee should seek expert advice regarding the implications of the Act as it affects this agreement.

LIABILITY RELEASE: Meridian Commercial, Inc., and its salespeople in this transaction, have no expertise regarding hazardous materials or the Americans with Disabilities Act. Lessor and Lessee agree that they shall indemnify and hold Meridian Commercial, Inc., and its salespeople, harmless from any claim, liability, or expense regarding hazardous materials or the ADA.

BROKER REPRESENTATION: Meridian Commercial, Inc., is the real estate broker for the Lessor and the Lessee.


LESSOR:  CONDIOTTI ENTERPRISES              LESSEE:  WORK-RITE
By:    /s/ Solomon S. Condioitti            By:      /s/ Raymond L. Henricksen
       ----------------------------                 ----------------------------
Date:  2/15/96                              Title:   President
       ----------------------------                 ----------------------------

                                             Date:   2-14-96
                                                    ----------------------------

                                               EXHIBIT "A-1"

                               AMENDMENT TO LEASE
                                  BY & BETWEEN
                       CONDIOTTI ENTERPRISES, INC., LESSOR
                                       AND
                     WORKRITE ERGONOMIC ACCESSORIES, LESSEE
                             DATED: MARCH 21, 1996

1. TENANT IMPROVEMENTS Lessor, at Lessor's sole cost and expense, shall complete the improvements pursuant to the approved plans and specifications prepared by Greg LeDoux and Associates dated February,1996 and the revision dated March 5, 1996.

2. ADDITIONAL RENT In consideration of the Lessor completing the "Tenant Improvements" pursuant to Section 1 herein, Lessee shall pay additional rent for the lease term in the amount of $515.25 per month ($.029 per square foot x 17,735 square feet). Pursuant to Section 2 of the lease agreement, the monthly rent shall be $13,653.50.

3. 5,200 SQUARE FOOT WAREHOUSE Lessee hereby agrees to lease upon the lease commencement date, the 5,200 square foot warehouse space, which is included in the 17,735 square feet, as defined in Exhibit "B" of the lease agreement, and Lessor shall complete the improvements to the 5,200 square foot per the approved plans and specifications.

4. SUBORDINATION Pursuant to Section 21 of the lease agreement Lessee hereby waives its requirement of Lessor to provide Lessee a non-disturbance agreement.

     All other terms and conditions of the lease agreement by and between the parties shall remain in full force and affect.

LESSOR:  Condiotti Enterprises, Inc.

By:    /s/ Solomon S. Condiotti
       -----------------------------------------

Its:   Property Mgr.
       -----------------------------------------

Date:  4/1/96
       -----------------------------------------

LESSEE:  Work-Rite Ergonomic Accessories

By:    /s/ Raymond L. Henricksen
       -----------------------------------------

Its:   President
       -----------------------------------------

Date:  3-28-96
       -----------------------------------------

                                                  EXHIBIT "A-1"

                                    ADDENDUM

This Addendum to Lease dated 2/14/96, and subsequent Addenda, made by and between Condiotti Enterprises, Inc. (Lessor) and Workrite Ergonomic Accessories (Lessee).

The parties do hereby desire to amend the Lease as follows:

1. There shall be added to the Lessee's space 1000 square feet of the upstairs premises of 77 Digital Drive, effective 2/15/97 and continuing through the end of the Lease term.

2. Rent for such additional space to be $700.00 per month, due on the first of each month in advance. Rent for the period 2/15-28/97 to be $350.00.

3. All other terms and conditions of the Lease and Addenda not in conflict with the agreements set forth above shall remain in full force and effect.


/s/ Solomon S. Condiotti                    /s/ Raymond L. Henricksen
-----------------------------------         ------------------------------------
Solomon S. Condiotti                        Workrite Ergonomics Accessories
Property Manager,
Condiotti Enterprises
                                            Raymond L. Henricksen, President
                                            ------------------------------------
                                            By

2/5/97                                      2-3-97
-----------------------------------         ------------------------------------
Date                                        Date

                                               EXHIBIT "A-1"

                                    ADDENDUM


This Addendum to Lease dated 2/14/96, and subsequent Addenda, made by and between Condiotti Enterprises, Inc. (Lessor) and Workrite Ergonomic Accessories (Lessee).

The parties do hereby desire to amend the Lease as follows:

1. There shall be added to the Lessees space 5250 square feet located at 75 Digital Drive, effective 6/01/97 and continuing through the end of the Lease term.

2. Base rent for such additional space to be $2,925.00 per month, due on the first of each month in advance till May 1, 1998. Then subject to CPI as provided for in Paragraph 37 of the Lease.

3. All other terms and conditions of the Lease and Addenda not in conflict with the agreements set forth above shall remain in full force and effect.


/s/ Solomon S. Condiotti                   /s/ Raymon L. Henricksen
------------------------------------       -------------------------------------
Solomon S. Condiotti                       Workrite Ergonomics Accessories
Property Manager,
Condiotti Enterprises

                                           -------------------------------------
                                           By


6/4/97                                     5-28-97
------------------------------------       -------------------------------------
Date                                       Date

                                                                   EXHIBIT "A-1"

                                    ADDENDUM

This Addendum to Lease dated 2/14/96, and subsequent Addenda, made by and between Condiotti Enterprises, Inc. (Lessor) and Workrite Ergonomic Accessories (Lessee).

The parties do hereby desire to amend the Lease as follows:

1. The remainder of the space located at 77 Digital Drive shall be added to the Lease effective 10/01/97 and continuing through the end of the Lease term.

2. Rent shall be increased by $1,100.00. The new monthly rent will be $15,881.11 effective 10/01/97.

3. All other terms and conditions of the Lease and Addenda not in conflict with the agreements set forth above shall remain in full force and effect.


/s/ Solomon S. Condiotti                /s/ Raymond L. Henricksen
---------------------------------       ----------------------------------------
Solomon S. Condiotti                    Workrite Ergonomics Accessories
Property Manager,
Condiotti Enterprises

                                        ----------------------------------------
                                       By

10/7/97                                 10-3-97
----------------------------------      ----------------------------------------
Date                                    Date

                                                 EXHIBIT "A-1"

                  AMENDMENT #4 TO THAT CERTAIN LEASE AGREEMENT
                            DATED FEBRUARY 14, 1996
                                 BY AND BETWEEN
                       CONDIOTTI ENTERPRISES, INC., LESSOR
                                       AND
                     WORKRITE ERGONOMIC ACCESSORIES, LESSEE
                             DATED: MARCH 17, 1996

The following terms and conditions of that certain lease agreement by and between the parties hereto shall be amended as followings;

1. PREMISES: Lessee agrees to lease, and add to its existing lease, 79 Digital Drive, Novato, Ca. (entire building) including the following terms and conditions herein this Amendment to Lease.

2. COMMENCEMENT TERM: The term of the lease for 79 Digital Drive shall commence March 1, 1999 end shall terminate concurrently with the lease termination date of July 31, 2001 for Lessee's existing space at 75 and 77 Digital Drive, Novato, Ca.

3. RENT: The monthly rent for the first year of the lease term at 79 Digital Drive shall be $18,492.90. Upon Lessee's determination that 79 Digital Drive is compatible with Lessee's intended use and occupancy pursuant to section 5 herein Lessee shall deposit with Lessor $5,000 which shall be credited towards the First months rent (March 1999), and shall be due and payable to Lessor upon Lessee's written release of section 5 herein this Amendment. The next installment of rent due end payable to Lessor shall be June 1999 in the amount of $18,492.90 and shall remain the same until May 1, 2000 then the rent shall adjust per section 37 of the lease agreement. Lessee shall have the right to occupy the Premises on a rent free basis for the months of April 1999 and May 1999. The rent shall adjust each year thereafter pursuant to section 37 of the lease agreement.

4. TENANT IMPROVEMENTS: Lessor shall provide Lessee with $75,000 as a tenant improvement allowance for lessee improvements to 79 Digital Drive. Lessee reserves the right to contract for and supervise all such tenant improvements. In addition to the tenant improvement allowance, Lessor shall install, at its sole cost and expense, two (2) additional restrooms (single stall) on the first floor of 79 Digital Drive behind the existing first floor restrooms.

5. SUBJECT TO: Upon execution of this Lease Amendment by Lessor and Lessee, Lessee shall have thirty (30) days to conduct a feasibility study of 79 Digital Drive for Lessee's intended use and occupancy. In the event Lessee determines that 79 Digital Drive is not compatible with Lessee's intended use and occupancy Lessee shall notify Lessor in writing of such incompatibility and this Amendment to Lease shall be of no further force and effect. In the event Lessee determines in said thirty (30) day period that 79 Digital Drive is compatible with Lessee's intended use and occupancy, Lessor shall deposit with Lessor by the end of said thirty(30) day period the sum of $5,000 which shall be credited toward the first month's rent of $18,492.90 and the balance of the final month's rent shall be due and payable to Lessor on or before January 1, 1999. Upon Lessee's release of this condition herein section 5 this Amendment to Lease shall be in full force and effect.

6. RELEASE OF SPACE: Upon execution of this agreement Lessee shall have during the term of the lease period at its sole discretion the right to terminate its lease for all of those premises Lessee is leasing from Lessor at 75 Digital Drive upon giving Lessor sixty (60) days prior written notice of the same. Thereafter Lessee shall have no further obligation with 75 Digital Drive.

All other terms and conditions of that certain lease dated February 14, 1996 shall remain in full force and effect.

LESSOR:  CONDIOTTI ENTERPRISES, INC.       LESSEE:  WORK-RITE ACCESSORIES, INC.
By:    /s/ Solomon S. Condiotti            By:  /s/ Raymond L. Henricksen
       -------------------------------          --------------------------------
Its:   Property Manager                    Its:   President
       -------------------------------            ------------------------------
Date:  3/23/98                             Date:  3-17-98
       -------------------------------            ------------------------------

                                                       EXHIBIT "A-1"

CONTINGENCY RELEASE

DATED APRIL 22, 1998

Work-Rite Accessories, Inc, hereby releases its contingencies pursuant to "Section 5. Subject to" in the Amendment #4 To That Certain Lease Agreement Dated February 14, 1996 by and Between Condiotti Enterprises, Inc., Lessor and Work-Rite Accessories, Inc., Lessee, Dated March 17, 1998, upon the following terms and conditions which shall include the following amendment to section 4 "Tenant Improvements";

Lessor shall not be required to install two additional restrooms on the first floor at 79 Digital Dr.

Lessor shall, at its sole cost and expense, convert the existing two single stall restrooms at 77 Digital Dr. on the first floor into one larger restroom with two stalls and one sink, and one new restroom with two stalls, one urinal and one sink.

All other terms and conditions of the Lease Agreement and Amendments shall remain the same.


LESSOR:  Condiotti Enterprises

By:    /s/ Solomon S. Condiotti
       ---------------------------------------

Title: Property Manager
       ---------------------------------------

Date:  4/22/98
       ---------------------------------------

LESSEE:  Work-Rite Ergonomic Accessories, Inc.

By:    /s/ Raymond L. Henricksen
       ---------------------------------------

Title: President
       ---------------------------------------

Date:  4-22-98
       ---------------------------------------

@

                                                                   EXHIBIT "A-2"


                            ASSIGNMENT AND ASSUMPTION
                                       OF
                                    AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT ("Assignment") is entered into on April 30, 2001, by and among WORKRITE ERGONOMIC ACCESSORIES, INC., a Delaware corporation, as assignor ("Assignor" or "Tenant"), and GATEWAY FINANCIAL CORPORATION, a California corporation, as assignee ("Assignee") and Condiotti Enterprises, Inc., a California corporation, as landlord ("Landlord").

                                    RECITALS

A. Landlord, and Assignor, as tenant, executed that certain Lease dated February 14, 1996, an addendum dated February 14, 1996, an amendment dated March 21, 1996, a second amendment dated February 3, 1997, a third amendment dated May 28, 1997, an amendment dated October 3, 1997, and a "fourth" [sic] amendment dated March 17, 1998, (collectively, the "Lease"), a copy of which is attached as Exhibit A and incorporated herein by reference, pursuant to which Landlord leased to Tenant and Tenant leased from Landlord the Premises. The term "Premises" includes 5250 square feet in 75 Digital Drive, Novato, California; 20,446 square feet in 77 Digital Drive and 25,658 square feet in 79 Digital Drive.

B. The current rental rates for various portions of the Premises are as follows:



---------------- ------------------- --------------------- ----------------
Building             Type              Square footage        Rent sq. ft.
                                                              per month*
---------------- ------------------- --------------------- ----------------
---------------- ------------------- --------------------- ----------------
75 Digital       Warehouse Office    5,250 N/A             Deleted EAC
---------------- ------------------- --------------------- ----------------
---------------- ------------------- --------------------- ----------------
77 Digital       Warehouse Office    13,000                Deleted EAC
                                      7,446
---------------- ------------------- --------------------- ----------------
---------------- ------------------- --------------------- ----------------
79 Digital       Warehouse Office    15,262                Deleted EAC
                                     10,396
---------------- ------------------- --------------------- ----------------


*All rental rates are subject to escalation as provided in the Lease; the next increase takes effect May 1.

C. Assignor desires to assign the Lease to Assignee, and Assignee desires to accept the assignment of the Lease from Assignor and assume all obligations under the Lease.

THEREFORE, for good and valuable consideration, the receipt and adequacy of which are acknowledged, Assignor and Assignee agree as follows:

1. Extension of Term: Landlord and Tenant agree that the term of the Lease has been extended to July 31, 2006, and Paragraph 34 of the Lease has been fully executed.

2. Assignment: As of August 1, 2001 ("Effective Date") Assignor assigns and transfers to Assignee all right, title and interest in and to the Lease, and Assignee accepts from Assignor all right, title and interest in and to the Lease, subject to the terms and conditions set forth herein.

3. Assumption of Lease Obligations: As of the Effective Date, Assignee assumes and agrees to perform and fulfill all past, present and future terms, covenants, conditions and obligations required to be performed and fulfilled by Assignor, as Tenant, under the Lease, including, without limitation, making all payments due to or payable on behalf of Assignor under the Lease.

4.  Assignor's and Landlord's Covenants:

(a) Assignor and Landlord each acknowledges and covenants that the copy of the Lease attached as Exhibit A is a true and accurate copy of the Lease as currently in effect and that there exists no other agreement affecting Assignor's tenancy under the Lease.

(b) Assignor and Landlord each covenants that the Lease is in full force and effect and that no defaults exist under the Lease, nor any acts or events which, with the passage of time or the giving of notice or both, could become defaults.

(c) Landlord represents and warrants that it is the sole owner in fee simple of the properties on which the Premises are located.

5. Security Deposit: As of the Effective Date, Assignor assigns all right in any security deposits held by Landlord to Assignee.

6. Discharge of Assignor: Assignor shall be discharged from any liability under the Lease for any duty or obligation arising after the Effective Date.

7. Limitation on Further Assignment or Subletting: In addition to compliance with all terms and conditions governing assignment or subletting under the Lease, Assignee shall not assign or sublet the Premises or any portion thereof to an assignee or sublessee for any rental amounts which are less than the amounts then being charged under the Lease. Furthermore, in no event shall Landlord be required to consent to recognition of an assignee or sublessee or to grant any further extension of the term of the Lease, other than as provided in the Lease.

8. Guaranty: Landlord's consent to this Assignment is conditioned on and made subject to the delivery of a signed guaranty from Edmund J. Coyne in the form attached to this Assignment as Exhibit B and incorporated by this reference.

9. Litigation costs: If any litigation between Assignor and Assignee arises out of this Assignment or concerning the meaning of interpretation of this Assignment, the losing party shall pay the prevailing party's costs and expenses of this litigation, including, without limitation, reasonable attorney fees.

10. Indemnification: Assignor indemnifies Assignee from and against any loss, cost, or expense, including attorney fees and court costs, relating to the default of Assignor to fulfill Assignor's obligations under the Lease, and accruing with respect to the period on or prior to the Effective Date. Assignee indemnifies Assignor from and against any loss, cost, or expense, including attorney fees and court costs, relating to the default of Assignee to fulfill obligations under the Lease, and accruing with respect to the period subsequent to the Effective Date.

11. Successors and Assigns: This Assignment shall be binding on and inure to the benefit of the parties to it, their heirs, executors, administrators, successors in interest, and, assigns.

12. Governing Law: This Assignment shall be governed by and construed in accordance with California law.

The parties have executed this Assignment as of the date first mentioned above.



          "ASSIGNOR"                          "ASSIGNEE"

WORKSITE ERGONOMIC ACCESSORIES,      GATEWAY FINANCIAL CORPORATION,
INC., a Delaware corporation         a California corporation

By   /s/ illegible                   By   /s/ Ed Coyne
     ----------------------------         --------------------------------------


Its  President                       Its  President
     ----------------------------          -------------------------------------


THE TERMS AND CONDITIONS OF THIS ASSIGNMENT ARE AGREED AND CONSENTED TO:

         "LANDLORD"

Condiotti Enterprises, Inc.,
a California corporation

By   /s/illegible
     ---------------------------

Its  VP-CFO
     ---------------------------